SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                21-Aug-01

Credit Suisse First Boston Mortgage Securities Corp.
FNT Mortgage-Backed Pass-Through Certificates, FNT Series 2001-3

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)


Delaware                  333-61840                  13-3320910
(State or Other           (Commission                (I.R.S. Employer
Jurisdiction              File Number)               Identification No.)
of Incorporation)


            11 Madison Ave
            New York, New York                           10010
            (Address of Principal                     (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code                (212) 325-2000


Item 5.     Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp. FNT Series 2001-3, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated July 1, 2001 by Bank One, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated                     21-Aug-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates.

A.          Monthly Report Information:
            See Exhibit No. 1

B.          Have any deficiencies occurred?   NO.
                          Date:
                          Amount:

C.          Item 1: Legal Proceedings:               NONE

D.          Item 2: Changes in Securities:           NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.          Item 5: Other Information - Form 10-Q, Part II -
            Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 2001-3
Mortgage Pass-Through Certificates, Series 2001-3

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

              Beginning                                Principal     Remaining
Class          Balance       Principal     Interest      Loss         Balance
I-A-1           177736400         172895      999767            0      177563505
II-A-1           77976700        2890464      534154            0       75086236
III-A-1         128661000        3537442      723414            0      125123558
III-A-2           4080070              0           0            0        4103011
III-A-3          14748700              0       82927            0       14748700
I-X*               266325            N/A        1498            0         266099
I-P**                4569              4           0            0           4565
I-B-1             3223300           2495       18131            0        3220805
I-B-2             1381400           1069        7770            0        1380331
I-B-3              736750            570        4144            0         736180
I-B-4              368375            285        2072            0         368090
I-B-5              368375            285        2072            0         368090
I-B-6              368429            285        2072            0         368144
II-B-1            1759550           7632       12053            0        1751918
II-B-2             239939           1041        1644            0         238898
A-R                   100            100           1            0              0
TOTAL:          411653657        6614569     2391721            0      405062029

             Distribution  Pass-Through
Class            Date          Rate
I-A-1         21-Aug-01           6.7500%
II-A-1        27-Aug-01           8.2202%
III-A-1       30-Aug-01           6.7500%
III-A-2       30-Aug-01           6.7500%
III-A-3       30-Aug-01           6.7500%
I-X*          21-Aug-01           6.7500%
I-P**         21-Aug-01               N/A
I-B-1         21-Aug-01           6.7500%
I-B-2         21-Aug-01           6.7500%
I-B-3         21-Aug-01           6.7500%
I-B-4         21-Aug-01           6.7500%
I-B-5         21-Aug-01           6.7500%
I-B-6         21-Aug-01           6.7500%
II-B-1        27-Aug-01           8.2202%
II-B-2        27-Aug-01           8.2202%
A-R           21-Aug-01           6.7500%
TOTAL:

              Beginning
             Current Prin   Principal                  Remaining
Class           Amount     Distribution    Interest     Balance
I-A-1           1000.00000        0.97276     5.62500    999.02724
II-A-1          1000.00000       37.06831     6.85018    962.93169
III-A-1         1000.00000       27.49429     5.62264    972.50571
III-A-2         1000.00000        0.00000     0.00000   1005.62264
III-A-3         1000.00000        0.00000     5.62264   1000.00000
I-X*            1000.00000        0.00000     5.62501    999.15092
I-P**           1000.00000        0.93018     0.00000    999.06982
I-B-1           1000.00000        0.77417     5.62500    999.22583
I-B-2           1000.00000        0.77417     5.62500    999.22583
I-B-3           1000.00000        0.77417     5.62500    999.22583
I-B-4           1000.00000        0.77418     5.62500    999.22582
I-B-5           1000.00000        0.77418     5.62500    999.22582
I-B-6           1000.00000        0.77418     5.62501    999.22582
II-B-1          1000.00000        4.33760     6.85018    995.66240
II-B-2          1000.00000        4.33761     6.85017    995.66239
A-R             1000.00000     1000.00000     8.40000      0.00000


                                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
            Credit Suisse First Boston Mortgage Securities Corp.

                          By: /s/ Mary Fonti
                          Name:          Mary Fonti
                          Title:         Trust Officer
                                         Bank One

            Dated:              31-Aug-01